Exhibit 99.1

FOR IMMEDIATE RELEASE

AS&E Enters into Agreement to be Acquired by OSI Systems
for $37 Per Share in Cash

Transaction Follows a Thorough Strategic Alternatives Review Process

Focused on Maximizing Shareholder Value

BILLERICA, Mass. – June 21, 2016 – American Science and Engineering, Inc. (NASDAQ: ASEI) (“AS&E” or the “Company”), a leading worldwide supplier of innovative X-ray inspection solutions, today announced that it has entered into a definitive agreement to be acquired by OSI Systems, Inc. (NASDAQ: OSIS) for $37.00 per share of AS&E common stock in an all-cash transaction, for a total transaction value of approximately $269 million. The transaction consideration represents a premium of approximately 25% based on the volume-weighted average closing stock price for the 90 days up to and including June 20, 2016. The transaction and the merger agreement were unanimously approved by AS&E’s Board of Directors.

AS&E noted that the transaction is the culmination of a strategic review process in which the Company, with the assistance of its independent financial and legal advisors, thoroughly reviewed a range of options to maximize shareholder value.

“We are pleased to have reached this agreement with OSI Systems, which provides our shareholders with a compelling cash value and follows a thorough review of strategic alternatives for the Company,” said Chuck Dougherty, AS&E’s President and Chief Executive Officer. “After a careful assessment of conditions in our markets worldwide, the Board determined that entering into this transaction was in the best interest of our shareholders.”

He continued, “The combination of AS&E and OSI Systems will create a leader in Cargo and Aviation security screening platforms, offering customers and business partners a complete range of scanning solutions to meet their evolving security and operational requirements. Additionally, the collective scale, technology capabilities, and mutual channel strengths of the combined businesses will enable the Company to provide customers and business partners with an enhanced set of competitive products and services.”

Hamilton W. Helmer, AS&E’s Chairman of the Board of Directors, said, “This transaction is a testament to the great team at AS&E. Together, they have built a highly successful company with a more than five decades’ long heritage of innovation and technological expertise. Strategically, this is the right time to pursue this combination because it brings together enhanced scale and complementary portfolio offerings that will strengthen the combined businesses’ position in inspection services and technologies.”

Deepak Chopra, OSI Systems’ Chairman and Chief Executive Officer, commented,  “AS&E’s backscatter X-ray technology has long been a leader within the security industry, and its cutting-edge products, extensive service network, and premier customer base are highly complementary to our current operations.  We look forward to welcoming AS&E’s talented team to OSI Systems and we expect to maintain AS&E’s current operations in Billerica, MA as an essential part of an expanded security scanning business unit.”

The transaction is subject to approval of AS&E shareholders, regulatory approval, and other customary closing conditions. The transaction is expected to be completed by the end of 2016.

Evercore is serving as financial advisor and provided a fairness opinion to AS&E. Wilmer Cutler Pickering Hale and Dorr LLP is acting as legal counsel to AS&E.

About AS&E

American Science and Engineering, Inc. (AS&E) is the trusted global provider of threat and contraband detection solutions for ports, borders, military, critical infrastructure, law enforcement, and aviation. With over 50 years of experience, AS&E offers proven, advanced, X-ray inspection systems to combat terrorism, drug smuggling, illegal immigration, and trade fraud. AS&E systems are designed in a variety of configurations for cargo and vehicle inspection, parcel inspection, and personnel screening. Using a combination of technologies, these systems provide superior detection capabilities, with high-energy, dual-energy, and Z Backscatter® X-rays — pioneered by AS&E. Learn more about AS&E products and technologies at http://www.as-e.com/ or follow us on Twitter @ase_detects.

About OSI Systems, Inc.

OSI Systems, Inc. is a vertically integrated designer and manufacturer of specialized electronic systems and components for critical applications in the homeland security, healthcare, defense and aerospace industries. It combines more than 30 years of electronics engineering and manufacturing experience with offices and production facilities in more than a dozen countries to implement a strategy of expansion into selective end product markets. For more information on OSI Systems, Inc. or any of its subsidiary companies, visit www.osi-systems.com.

For Additional Information, Contact:

Laura Berman

American Science and Engineering, Inc.

lberman@as-e.com

978-262-8713

Investor Relations

Michael Freitag, Joseph Berg, or Adam Pollack

Joele Frank, Wilkinson Brimmer Katcher

212-355-4449

Public Relations Contact:

Dana Harris

Red Javelin Communications, Inc.

978-440-8392

dana@redjavelin.com

Important Additional Information Will be Filed with the SEC

AS&E plans to file with the Securities and Exchange Commission (“SEC”) and mail to its shareholders a Proxy Statement in connection with the transaction.  The Proxy Statement will contain important information about AS&E, OSI Systems, the transaction, and related matters.  Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement and other documents filed with the SEC by AS&E and OSI Systems through the web site maintained by the SEC at www.sec.gov.  In addition, investors and security holders will be able to download copies of the Proxy Statement from the AS&E website at http://ir.as-e.com/sec.cfm or by emailing ir@as-e.com.

AS&E, and its directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement.  Information regarding AS&E’s directors and executive officers is contained in AS&E’s Form 10-K for the year ended March 31, 2016 and its proxy statement dated July 29, 2015, which are filed with the SEC. Information about the directors and executive officers of AS&E and a more complete description of the interests of AS&E’s directors and executive officers will be available in the Proxy Statement regarding the acquisition when it becomes available.

Safe Harbor Statement: This press release contains statements concerning the proposed transaction between AS&E and OSI Systems, the ability to consummate the transaction, the expected benefits of the transaction, and benefits and synergies of the transaction that may constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995 (the “Reform Act”). Forward-looking statements within the meaning of the Reform Act are generally identified through the inclusion of terms such as “believes,” “anticipates,” “plans,” “expects,” “intends,” “may,” “should,” “estimates,” or other similar expressions.  Actual results might differ materially from those projected in any forward-looking statements. Factors which might cause actual results or events to differ materially from those projected in the forward-looking statements contained herein include the following: uncertainties regarding the timing of the closing of the transaction; uncertainties as to how many of the Company’s shareholders will vote in favor of the transaction; the possibility that various closing conditions to the merger may not be satisfied or waived, including that a governmental entity may prohibit, delay, or refuse to grant approval for the consummation of the transaction; that there is a material adverse change to AS&E; the interference with business resulting from distraction of the Company’s employees; the integration of the Company’s business into OSI Systems is not as successful as expected; the failure to realize anticipated synergies and cost savings; other business effects, including reductions, delays, or cancellations of orders; disruption in the supply of any source component incorporated into Company’s products; the Company’s ability to protect and enforce its intellectual property; potential product liability claims against the Company; global political and economic trends and events which affect public perception of the threat presented by drugs, explosives, and other contraband and influence the spending of governments and private organizations; future reductions in federal funding; the potential insufficiency of Company resources, including human resources, capital, plant and equipment and management systems, to accommodate any future growth; technical problems and other delays that could impact new product development and the Company’s ability to implement changes in technology and customer requirements; competitive pressures; the impact of lengthy sales cycles and customer delays both in United States government procurement and procurement abroad on the Company’s cash flows; changes in U.S. or foreign regulations that affect the use or export of the Company’s products; general economic conditions, and other factors discussed in the “Risk Factors” section of the Company’s periodic reports and registration statements filed with the Securities and Exchange Commission, including the Company’s most recent annual report on Form 10-K. These forward-looking statements speak only as of the date of this press release, and the Company expressly disclaims any obligation to update or alter its forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

#####